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Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned hereby certifies, in his capacity as an officer of Diedrich Coffee, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

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  the Annual Report of the Company on Form 10-K/A for the period ended July 2, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

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  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: September 30, 2003	/s/ ROGER M. LAVERTY Roger M. Laverty President and Chief Executive Officer

Note: A signed original of this written statement required by Section 906 has been provided to Diedrich Coffee, Inc. and will be retained by Diedrich Coffee, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002